THE ADVISORS’ INNER CIRCLE FUND

Cornerstone Advisors Global Public Equity Fund

(the “Fund”)

Supplement dated May 22, 2020

to the

Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2020.

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

I.	Effective as of May 22, 2020, Allianz Global Investors (“Allianz”) will no longer serve as investment sub-adviser to the Fund. Accordingly, effective as of May 22, 2020, all references in the Prospectus and SAI to Allianz are hereby deleted.

II.	Effective as of May 31, 2020, Acadian Asset Management (“Acadian”) will no longer serve as investment sub-adviser to the Fund. Accordingly, as of May 31, 2020, all references in the Prospectus and SAI to Acadian are hereby deleted.

III.	Effective as of May 31, 2020, Driehaus Capital Management (“Driehaus”) will no longer manage the portion of the Fund’s assets currently allocated to Driehaus’s Emerging Markets Growth Strategy (the “Driehaus Emerging Markets Growth Sleeve”). Accordingly, as of May 31, 2020, all references to Howard Schwab, Chad Cleaver, and Richard Thies, the current portfolio managers of the Driehaus Emerging Markets Growth Sleeve, are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.